UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 17, 2003

REPUBLIC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State of other jurisdiction or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West Market Street, Louisville, Kentucky 40202
(Address of principal executive offices)

Registrant’s telephone number, including area code: (502) 584-3600

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

C.                                     Exhibits

99.1                           Press Release dated October 17, 2003.

ITEM 9.  REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 17, 2003, Republic Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing third quarter 2003 earnings.  This information is being provided under Items 9 and 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date:	October 17, 2003	/s/ Kevin Sipes
Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated October 17, 2003